EXHIBIT 99.7

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: February 23, 2022

OCM GROWTH HOLDINGS, LLC

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Senior Vice President, Legal & Regulatory

BAM PARTNERS TRUST

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Secretary

BROOKFIELD MULTI-STRATEGY MASTER FUND LP

By:	/s/ Bryan Gallagher
Name:	Bryan Gallagher
Title:	Legal Counsel

BROOKFILED BHS ADVISORS LLC

By:	/s/ Brian Hourihan
Name:	Brian Hourihan
Title:	Managing Director, Chief Compliance Officer and Regulatory Counsel

BROOKFIELD PUBLIC SECURITIES GROUP HOLDINGS LLC

By:	/s/ Brian Hourihan
Name:	Brian Hourihan
Title:	Regulatory Counsel and Chief Compliance Officer

BROOKFIELD US INC.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Secretary

BROOKFIELD US HOLDINGS INC.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Vice President and Secretary

BROOKFIELD HOLDINGS CANADA INC.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Vice President and Secretary

BROOKFIELD MULTI-STRATEGY FUND GP LLC

By:	/s/ Bryan Gallagher
Name:	Bryan Gallagher
Title:	Legal Counsel